UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

Independence Contract Drilling, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249, Suite 300
Houston, TX 77070
(Address of principal executive offices)

(281) 598-1230
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 19, 2021, Stacy Durbin Nieuwoudt was appointed to the Board of Directors of Independence Contract Drilling, Inc. (the “Company”). In connection with this appointment, the Company’s Board of Directors increased the size of the Company’s Board of Directors from five to six directors.

Ms. Nieuwoudt, age 41, is currently a private investor. From 2017 to 2019, Ms. Nieuwoudt served as a Senior Industrial and Energy Analyst for Aptigon Capital, a division of Citadel. From 2010 until 2017, Ms. Nieuwoudt served as a Senior Energy Analyst for Surveyor Capital, also a division of Citadel. Prior to 2010, Ms. Nieuwoudt held various research and analyst positions with Crosslink Capital, Tudor, Pickering, Holt & Co Securities, Encap Investment and Simmons & Company. Ms. Nieuwoudt graduated from Rice University with a Bachelor of Arts degree in political science and history.

In connection with her appointment to the Company’s Board of Directors, the Company entered into an indemnification agreement with Ms. Nieuwoudt and granted her 24,390 restricted stock units (RSUs) pursuant to a restricted stock unit award agreement under the Company’s 2019 Long-Term Incentive Plan, which RSUs will vest ratably in one-third increments on each anniversary of her appointment date.

The terms and conditions of the indemnification agreement, the form of which is filed as Exhibit 10.23 to the Company’s Registration Statement on Form S-1/A filed on July 18, 2014 and the restricted stock unit award agreement, the form of which is filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K for the year ended 2019, are incorporated into this Item 5.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

10.1	Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.23 to the Company’s Registration Statement on Form S-1/A filed on July 18, 2014)

10.2	Form of 2019 Outside Director Restricted Stock Unit Award Agreement (Incorporated herein by reference to Exhibit 10.32 to the Company’s Annual Report on Form 10-K filed on March 2, 2020)

99.1	Press Release dated January 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: January 19, 2021	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary